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                           TYCO INTERNATIONAL LTD.
                         LONG TERM INCENTIVE PLAN II


SECTION 1.  PURPOSE

      The purposes of this Tyco International Ltd. Long Term Incentive Plan II (the "Plan") are to promote the interest of Tyco International Ltd. (together with any successor thereto, the "Company") and its stockholders by (i) attracting and retaining non-officer employees of the Company and its Subsidiaries, (ii) motivating such non-officer employees by means of performance-related incentives to achieve longer-range performance goals, and
(iii) enabling such non-officer employees to participate in the long-term growth and financial success of the Company.


SECTION 2.  DEFINITIONS

      As used in the Plan, the following terms shall have the meanings set forth below:

      "AWARD" shall mean any Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, or other Stock Based Award.

      "AWARD AGREEMENT" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

      "BOARD" shall mean the Board of Directors of the Company.

      "CODE" shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

      "COMMITTEE" shall mean a committee of the Board designated by the Board to administer the Plan.

      "DIVIDEND EQUIVALENT" shall mean any right granted under Section 6(d) of the Plan.

      "EMPLOYEE" shall mean any employee of the Company or of any Subsidiary, as determined by the Committee.

      "EXCHANGE ACT" shall mean the U.S. Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" shall mean the fair market value of Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee.

      "OPTION" shall mean an option granted under Section 6(a) of the Plan.

      "OTHER STOCK-BASED AWARD" shall mean any right granted under Section 6(e) of the Plan.

      "PARTICIPANT" shall mean any Non-Officer Employee granted an Award under the Plan.

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      "PERFORMANCE AWARD" shall mean any right granted under Section 6(c) of the
Plan.

      "PERSON" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

      "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

      "SHARES" shall mean the common shares of the Company, U.S. $0.20 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

      "STOCK APPRECIATION RIGHT" shall mean any right granted under Section 6(b) of the Plan.

      "SUBSIDIARY" shall mean a subsidiary company (wherever incorporated) as defined by Section 86 of the Companies Act 1981 of Bermuda (as amended) or other business unit, whether or not incorporated, of the Company.


SECTION 3.  ADMINISTRATION

      The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Non-Officer Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended, (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee. Notwithstanding anything in this Section 3 or elsewhere in the Plan to the contrary, the Board shall also have, and also have the right to exercise, unless and until a Change in Control has occurred, all power and authority that the Committee has.


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SECTION 4.  SHARES AVAILABLE FOR AWARDS

(a)   SHARES AVAILABLE

      Subject to adjustment as provided in Section 4(b):

            (i)   CALCULATION OF NUMBER SHARES AVAILABLE

            The number of Shares with respect to which Awards may be granted under the Plan shall be 25,000,000. If, during the term of the Plan, any Award is forfeited, or any Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Award or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted.

            (ii)  ACCOUNTING FOR AWARDS

            For purposes of this Section 4:

                  (A) if an Award (other than a Dividend Equivalent) is related to or payable in Shares, the number of Shares covered by such Award, or to which such Award related, shall be counted on the date of grant of such Award against the aggregate number of Shares with respect to which Awards may be granted under the Plan; and

                  (B) Dividend Equivalents and Awards not related to or payable in Shares shall be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Subject to the requirements of applicable law, any Shares delivered by the Company, or any Shares with respect to which Awards are made by the Company, or any Shares with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an entity of which the Company or a Subsidiary acquires a significant portion of its equity or from which it acquires a significant part or all of a business or its assets, shall not be counted against the Shares available for Awards under the Plan.

            (iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS

            Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or, to the extent permissible under applicable law, of Shares acquired by the Company, any Subsidiary or any other Person designated by the Company.


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(b)   ADJUSTMENTS

      In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property subject to outstanding Awards), and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(c)   LIMITATION

      No Participant shall be granted Awards for more than 6,000,000 Shares in any calendar year.


SECTION 5.  ELIGIBILITY

      Any Non-Officer Employee shall be eligible to be designated a Participant.


SECTION 6.  AWARDS

(a)   OPTIONS

      The Committee is hereby authorized to grant to eligible Non-Officer Employees an option to purchase Shares (an "Option") which shall contain the following terms and conditions and such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine.

            (i)   EXERCISE PRICE

            The purchase price per Share under an Option shall be not less than the Fair Market Value of a Share at the date of the grant, except that if the Award requires the option to be paid for by the Participant, or if any discount from such Fair Market Value is expressly granted in lieu of a reasonable amount of salary or cash bonus, the Committee may fix such purchase price at not less than 85% of such Fair Market Value.


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            (ii)  TIME AND METHOD OF EXERCISE

            The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)   STOCK APPRECIATION RIGHTS

      The Committee is hereby authorized to grant to eligible Non-Officer Employees a "Stock Appreciation Right", which shall consist of a right to receive the excess of (i) the Fair Market Value of one Share on the date the right is exercised or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise over (ii) the grant price (determined in the manner set forth below) of the right. A Stock Appreciation Right may be granted in tandem with an Option, in addition to an Option, or free standing and unrelated to an Option.

            (i)   GRANT PRICE

            The grant price of a Stock Appreciation Right shall be not less than the Fair Market Value of a Share at the date of the grant, except that if the Award requires the Stock Appreciation Right to be paid for by the Participant, or if any discount from such Fair Market Value is expressly granted in lieu of a reasonable amount of salary or cash bonus, the Committee may fix such grant price at not less than 85% of such Fair Market Value.

            (ii)  OTHER TERMS AND CONDITIONS

            Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

(c)   PERFORMANCE AWARDS

      The Committee is hereby authorized to grant to eligible Non-Officer Employees a "Performance Award," which shall consist of a right (i) denominated or payable in cash, Shares, other securities or other property (including without limitation, restricted securities) and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, such holder, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The criteria with respect to which performance goals may be established include stock prices, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity.


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            (i)   TERMS AND CONDITIONS

            Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

            (ii)  PAYMENT OF PERFORMANCE AWARDS

            Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

(d)   DIVIDEND EQUIVALENTS

      The Committee is hereby authorized to grant to eligible Non-Officer Employees a "Dividend Equivalent", which shall consist of a right pursuant to which any such eligible Non-Officer Employee shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(e)   OTHER STOCK-BASED AWARDS

      The Committee is hereby authorized to grant to eligible Non-Officer Employees an "Other Stock-Based Award", which shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c), or (d) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, which conditions may include satisfaction of performance goals relating to stock prices, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity.

(f)   GENERAL

            (i)   AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER

            Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.


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

            (ii)  FORMS OF PAYMENT BY COMPANY UNDER AWARDS

            Subject to the terms of the Plan and of any applicable Award Agreement and the requirements of applicable law, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

            (iii) LIMITS ON TRANSFER OF AWARDS

            Subject to paragraph (viii) below:

                  (A) Each Award, and each right under any Award, shall be
            exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder, or any analogous order in any other relevant jurisdiction.

                  (B) No Award (prior to the time, if applicable, Shares are issued or delivered in respect of such Award), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of restricted securities, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

            (iv)  TERMS OF AWARDS

            The term of each Award shall be for such period as may be determined by the Committee.

            (v)    SHARE CERTIFICATES

            All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable laws, and the Committee may cause a legend or legends to be put on any


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      such certificates to make appropriate reference to such restrictions.
      Notwithstanding the foregoing, no action shall be taken by the Committee which would, under the laws of Bermuda, cause a separate class of securities other than Shares to be created and the Committee shall consult with appropriate legal counsel in this regard.

            (vi)  CONSIDERATION FOR GRANTS

            Awards may be granted for no cash consideration, for such nominal cash consideration as may be required by applicable law or for such greater amount as may be established by the Committee.

            (vii) DELIVERY OF SHARES OR OTHER SECURITIES AND PAYMENT BY PARTICIPANT OF CONSIDERATION

            No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid at or prior to such delivery pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalent and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

            (viii) COMMITTEE DISCRETION TO REMOVE OR AMEND RESTRICTIONS ON TRANSFERABILITY

            Notwithstanding the provisions of paragraph (iii) above and any other restrictions on transferability of Awards referred to in this Plan, the Committee may, in its discretion, either generally or specifically, prospectively or retroactively, (a) grant Awards without limits on transferability thereof or with such limits on transferability as the Committee may deem appropriate in the circumstances, and (b) waive, amend, alter, suspend, discontinue, cancel or terminate any limits on transferability of Awards on such terms as the Committee may deem appropriate; provided, however, that any of the acts described in clause
      (b) of this paragraph that would materially impair the rights of any Participant, or any holder or any beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.


SECTION 7.  AMENDMENT AND TERMINATION

      Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)   AMENDMENTS TO THE PLAN

      The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or


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beneficiary and provided further that notwithstanding any other provision of the
Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made that would otherwise cause the Plan to cease to comply with any applicable law or regulatory requirement with respect to which the Board determines compliance is necessary or desirable.

(b)   AMENDMENTS TO AWARDS

      The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award; provided that, subject to the Committee's right to adjust Awards pursuant to Section 6(f)(viii) and Section 7(c) and (d), (i) any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant, or any holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and (ii) no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially increase the rights of any Participant or any holder or beneficiary of any Award shall be effective unless the Award, after giving effect to such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination, could permissibly have been granted under the terms of the Plan (without regard to this Section 7(b)).

(c)   ADJUSTMENTS OF AWARDS UPON CERTAIN ACQUISITIONS

      In the event the Company or any Subsidiary shall assume outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another business or another corporation or business entity or assets of any such corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability, or other equitable relationship between the assumed awards and the Awards as so adjusted.

(d) ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS

      The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, or to be derived by the Company.


SECTION 8.  CHANGE IN CONTROL

(a) In addition to the Committee's authority set forth in Section 7(d), in order to maintain the Participants' rights in the event of any Change in Control, as hereinafter defined, the Committee, as constituted before such Change in Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the


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exercise or realization of such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

(b) A "Change in Control" shall mean the occurrence of any of the following events:

            (i) any "person" or "group" (as defined under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the direct or indirect "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), of securities representing 50% or more of the combined voting power of the Company's then outstanding voting securities other than in connection with a merger, amalgamation, scheme of arrangement or other combination pursuant to which the stockholders of the Company immediately prior to such event beneficially own 50% or more of the voting rights exercisable generally of any such person which is an entity;

            (ii) such time as the Continuing Directors (as defined below) cease for any reason, other than death , incapacity or retirement of a Director, to constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board who (A) was a member of the Board on October 21, 1998 or (B) was nominated or elected subsequent to such date by at least a majority of the Directors who were Continuing Directors at the time such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

            (iii) any "person" or "group" (other than an employee benefit plan or plans maintained by the Company or its affiliate) comes to possess, directly or indirectly, the legal right to direct the management and policies of the Company, whether through the ownership of securities, by contract or otherwise (other than solely by virtue of membership on the Board or any committee thereof);

            (iv) the Company effects a merger, amalgamation, scheme of arrangement or other combination in which the Company is not the surviving entity, or a sale or disposition of all, or substantially all, of the assets of the Company; or

            (v) a merger, amalgamation, scheme of arrangement or other combination of the Company with or into another person or any analogous or similar transaction or event occurs as a result of which the voting rights exercisable at general meetings of the Company in respect of the shares of the Company in issue immediately prior to the relevant event no longer represent a majority of all the voting rights normally exercisable at general meetings of the


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

      Company (or, if the Company is acquired by another entity in connection with such event, of such entity) in respect of the shares of the Company (or, if the Company is acquired by another entity in connection with such event, of the securities of such entity) in issue immediately after such event.


SECTION 9.  GENERAL PROVISIONS

(a)   NO RIGHTS TO AWARDS

      No Employee, Director, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient. No Participant shall have the rights of a shareholder with respect to any Award unless and until Shares have been issued in respect of such Award.

(b)   DELEGATION

      Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to the terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

(c)   WITHHOLDING

      The Company or any Subsidiary is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(d)   NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS

      Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(e)   NO RIGHT TO EMPLOYMENT

      The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.


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(f)   GOVERNING LAW

      The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Bermuda. In addition, the Committee may amend the terms of the Plan and any Awards or Award Agreement in order to comply with the laws of Bermuda or the laws of any other applicable jurisdiction.

(g)   SEVERABILITY

      If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)   ADDITIONAL POWERS

      The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(i)   NO TRUST OR FUND CREATED

      Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

(j)   NO FRACTIONAL SHARES

      No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(k)   HEADINGS

      Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


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SECTION 10.  EFFECTIVE DATE OF THE PLAN

      This amended Plan shall be effective as of the date of its approval by the Board, October 21, 1998.

SECTION 11.  TERM OF THE PLAN

      No Award shall be granted under the Plan after October 31, 2008. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.


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